News Release                                           EXHIBIT 99.2

FOR IMMEDIATE RELEASE


Contact:  David A. Farley
          Senior Vice President, Finance & Administration, and Chief Financial Officer
          Peregrine Systems, Inc.
          Phone:  (619) 481-5000

       PEREGRINE SYSTEMS-Registered Trademark- COMPLETES ACQUISITION OF
                            PROTOTYPE INCORPORATED -
 LEADER IN FLEET MANAGEMENT SYSTEMS EXTENDS INFRASTRUCTURE MANAGEMENT SUITE NEW
                METHODOLOGY FOR PURCHASE ACCOUNTING TREATMENT ADOPTED
-------------------------------------------------------------------------------

SAN DIEGO, Calif. - March 10, 1999 - Peregrine Systems, Inc. (NASDAQ Symbol:
PRGN) today announced the completion of the acquisition of 100% of the outstanding shares of Prototype Incorporated of Novato, California. Prototype is a leading provider of application software solutions for managing fleets of cars, trucks, and other transportation assets within large organizations.

     Through its FleetAnywhere-TM- products Prototype has supplied software solutions to major corporations and government organizations to manage organizational fleet infrastructure. Among the hundreds of customers in the Prototype client base are Lawrence Livermore National Labs, the United States Army, the California Department of Transportation, the City of Atlanta, Arizona Public Service Company, Wisconsin Power and Light, American Airlines, US Airways, Bechtel-Nevada Corporation, and Coach USA. In addition, Prototype provides an Internet application offering, e.fleet -TM-, which serves the fleet management needs of organizations of any size using web application hosting techniques.

       "Since the time we first announced our intent to acquire Prototype, the reaction of many of our customers to the opportunity to use FleetAnywhere or e.fleet as part of their overall infrastructure management solution has been most gratifying. We are already working on proposals where both our fleet and facilities products are being offered," said Stephen P. Gardner, President and Chief Executive Officer of Peregrine Systems, Inc. "To take full advantage of the synergies between our new fleet solutions and our facilities solutions, I have asked Bill Thompson, currently VP/GM for the SPAN-FM-TM- product line, to expand his duties to include all of our Facilities and Fleet Infrastructure Management products. Our teams have already met, and we are moving quickly to integrate organizations, products, and technologies and to make the most of this rapidly emerging market opportunity."

NEW METHODOLOGY FOR PURCHASE ACCOUNTING TREATMENT

     Peregrine Systems will use the purchase accounting method to account for the acquisition of Prototype. Total value of the acquisition is expected to be approximately $25.5 million, including 761,141 shares of Peregrine Systems common stock. The Company expects to take a charge of approximately $4.1 million for acquired in-process research and development ("IPR&D") and to capitalize approximately $21.4 million as intangible assets. Intangible assets will be amortized over 5 years.

     Recently the Securities and Exchange Commission ("SEC") has increased the level of scrutiny given to acquisition accounting, including the methodology used for the determination of charges for acquired IPR&D costs. The SEC has put companies on notice of the fact that their future filings will be closely reviewed in connection with such acquisition accounting issues. In addition, a number of companies have restated their financial statements in order to revise their acquisition accounting, including adjusting charges for acquired IPR&D and related intangible assets. To date, the Company has not received a comment letter, and believes its periodic reports filed in fiscal 1998 and 1999, which include charges for IPR&D costs for the acquisition transactions completed by the Company, were made in accordance with generally accepted accounting principles and established industry practices at the time and were supported by independent valuations by Arthur Andersen, LLP.

     In response to the SEC's announced new guidelines, and in order to place the Prototype transaction on a comparable footing with prior transactions, Peregrine Systems has decided to proactively move to the new valuation methodology. Therefore, financial results for the periods extending back to the quarter ended September 30, 1997 are anticipated to be restated, resulting in changes to charges for acquired IPR&D and intangible assets, including related amortization for affected periods. These anticipated restatements involve only noncash charges, have no effect on the Company's operating earnings excluding acquired IPR&D and amortization of intangible assets, and have no effect on the financial condition of Peregrine Systems.

     In order to provide a clear understanding to investors of both the operating results and reported results of the Company, Peregrine Systems will release future financial results disclosing both Operating EPS, which will not include amortization of intangible assets or one-time acquired IPR&D charges, and Reported EPS, which will include the noncash amortization of intangible assets and acquired IPR&D charges. The first period in which this new disclosure format will be used will be the period ending March 31, 1999, results for which are expected to be announced in April 1999. Restated historical results using this methodology are attached to this press release. These changes do not impact the reported revenues, cash flows, cash balances, or tax liabilities of the Company in any way.

ABOUT PEREGRINE SYSTEMS, INC.

     Peregrine Systems is the leading provider of Infrastructure Management solutions. True Infrastructure Management unites the unique disciplines of the Enterprise Service Desk, Asset Management, Facilities and Fleet Management through common shared data. Peregrine Systems solutions address all aspects of organizational infrastructure, from information technology to the buildings and real estate assets housing the technology and people of the organization. The merging of these disciplines results in a more thorough understanding of the impact of events and change upon the investment decisions of a company.

     Founded in 1981, Peregrine Systems is headquartered in San Diego, California with offices throughout the United States as well as in the United Kingdom, Canada, France, Germany, Denmark, the Netherlands, Sweden, Australia, and Singapore. Peregrine Systems also has partners and distributors located through these regions and in Latin America. More information on Peregrine Systems is available on the world wide web at http://www.peregrine.com.

     This press release contains both historical information and forward looking information. Numerous important factors affect the Company's operating results and could cause the Company's actual results to differ materially from the results indicated in this press release or in any other forward looking statements made by, or on behalf of, the Company, and there can be no assurance that future results will meet expectations. These factors include, but are not limited to, the following: 1) the risk associated with acquisition accounting and related acquired in-process research and development costs; 2) the Company's revenues and earnings are subject to a number of factors that make estimation of operating results prior to the end of each quarter extremely uncertain; 3) competition in the markets for the Company's products is intense; 4) the uncertainties of whether new software products and product strategies will be successful; 5) the risks associated with the Company's recent acquisitions, including potential difficulties in the assimilation of key personnel, operations and assets of the acquired company; 6) the risk of entering new markets and other specific risks associated with the business of the acquired company; and 7) the additional considerations and important factors described on the Company's Report on 10-K filed with the Securities and Exchange Commission in June 1998 and subsequent Forms 10-Q filed with the Securities and Exchange Commission, copies of which are available on request from the Investor Relations department of the Company.

PEREGRINE SYSTEMS IS A REGISTERED TRADEMARK OF PEREGRINE SYSTEMS, INC. FLEETANYWHERE-TM- AND E.FLEET-TM- ARE TRADEMARKS OF PROTOTYPE INCORPORATED.

-----------------------------------------------------------------
MARCH 10, 1999 -- PRESS RELEASE
FINANCIAL TABLES - RESTATED PERIODS
-----------------------------------------------------------------
                                                                          NINE MONTHS ENDED                FISCAL YEAR ENDED
                                                                  DECEMBER 31,      DECEMBER 31,     MARCH 31,          MARCH 31,
                                                                  FISCAL 1999       FISCAL 1999     FISCAL 1998        FISCAL 1998
                                                                  -------------     -------------   -------------      -------------
                                                                  (unaudited)       (unaudited)      (audited)         (unaudited)
                                                               previously reported   restated    previously reported    restated

Total revenues                                                        $ 91,953          $ 91,953        $ 61,877           $ 61,877

Costs and expenses                                                      71,490            71,490          47,851             47,851
                                                                  -------------     -------------   -------------      -------------
Income from operations excluding acquired in-process
 research and development costs and amortization of purchased
 intangible assets                                                      20,463            20,463          14,026             14,026
Amortization of purchased intangible assets                              1,217            12,087             386              3,168
                                                                  -------------     -------------   -------------      -------------
Income from operations excluding acquired in-process research
 and development costs                                                  19,246             8,376          13,640             10,858
Acquired in-process research and development costs                      91,765            21,866          34,775              6,955
                                                                  -------------     -------------   -------------      -------------
Income (loss) from operations                                          (72,519)          (13,490)        (21,135)             3,903
Other income, net                                                          553               553             839                839
Income tax expense                                                       6,920             6,920           5,358              5,358
                                                                  -------------     -------------   -------------      -------------
 Net loss                                                            $ (78,886)        $ (19,857)      $ (25,654)          $   (616)

Diluted net income per share excluding acquired
 in-process research and development costs and amortization
 of purchased intangible assets                                      $    0.30         $    0.30       $    0.25           $   0.25
Diluted net income (loss) per share excluding acquired
 in-process research and development costs                           $    0.28         $    0.04       $    0.24           $   0.17
Diluted net loss per share                                           $   (1.85)        $   (0.46)      $   (0.74)          $  (0.02)

Shares used in computing loss per share amounts                         42,718            42,718          34,760             34,760
Shares used in computing income per share amounts                       46,178            46,178          37,670             37,670



------------------------------------------------
ANALYSIS OF RESTATED PURCHASE PRICE ALLOCATION
------------------------------------------------
                                                  Acquisition     Purchase        IPR&D       % of   Purchased   % of   Amortization
Acquired Company/ Technology/Assets                   date         price          charge      pur.  intangibles  pur.      period
------------------------------------------------  ------------  -------------  -------------      -------------         ------------
United Software (Apsylog)                            9-19-97        $ 38,639        $ 6,955   18%     $ 31,684    82%    5 years
Innovative Tech Systems                              7-29-98          85,939         18,907   22%       67,032    78%    5 years
International Software Solutions                     9-23-98          15,573          2,959   19%       12,614    81%    5 years
                                                                -------------  -------------      -------------
 Total                                                             $ 140,151       $ 28,821   21%    $ 111,330    79%

-----------------------------------------------------------------
FISCAL YEAR 1999
QUARTERLY EFFECT
-----------------------------------------------------------------
                                                                       DECEMBER 31,      DECEMBER 31,        SEPTEMBER 30,
                                                                           1998              1998              1998
                                                                       -------------     -------------     -------------
                                                                       (unaudited)       (unaudited)       (unaudited)
                                                                    previously reported    restated     previously reported
Total revenues                                                             $ 40,549          $ 40,549          $ 29,654

Costs and expenses                                                           31,484            31,484            23,158
                                                                       -------------     -------------     -------------
Income from operations excluding acquired in-process research and
 development costs and amortization of purchased intangible assets            9,065             9,065             6,496
Amortization of purchased intangible assets                                     681             5,567               343
                                                                       -------------     -------------     -------------
Income from operations excluding acquired in-process research
 and development costs                                                        8,384             3,498             6,153
Acquired in-process research and development costs                                -                 -            91,765
                                                                       -------------     -------------     -------------
Income (loss) from operations                                                 8,384             3,498           (85,612)
Other income, net                                                               100               100               193
Income tax expense                                                            2,969             2,969             2,209
                                                                       -------------     -------------     -------------
 Net loss                                                                   $ 5,515             $ 629         $ (87,628)

Diluted net income per share excluding acquired
 in-process research and development costs and amortization
 of purchased intangible assets                                              $ 0.12            $ 0.12            $ 0.10
Diluted net income (loss) per share excluding acquired
 in-process research and development costs                                   $ 0.11            $ 0.01            $ 0.09
Diluted net loss per share                                                   $ 0.11            $ 0.01           $ (2.03)

Shares used in computing loss per share amounts                              46,598            46,598            43,118
Shares used in computing income per share amounts                            50,076            50,076            46,250

                                                                        SEPTEMBER 30,      JUNE 30,         JUNE 30,
                                                                           1998              1998             1998
                                                                       -------------     --------------   -------------
                                                                       (unaudited)        (unaudited)      (unaudited)
                                                                         restated    previously reported   restated
Total revenues                                                             $ 29,654           $ 21,750        $ 21,750

Costs and expenses                                                           23,158             16,848          16,848
                                                                       -------------     --------------   -------------
Income from operations excluding acquired in-process research and
 development costs and amortization of purchased intangible assets            6,496              4,902           4,902
Amortization of purchased intangible assets                                   4,936                193           1,584
                                                                       -------------     --------------   -------------
Income from operations excluding acquired in-process research
 and development costs                                                        1,560              4,709           3,318
Acquired in-process research and development costs                           21,866                  -               -
                                                                       -------------     --------------   -------------
Income (loss) from operations                                               (20,306)             4,709           3,318
Other income, net                                                               193                260             260
Income tax expense                                                            2,209              1,742           1,742
                                                                       -------------     --------------   -------------
 Net loss                                                                 $ (22,322)           $ 3,227         $ 1,836

Diluted net income per share excluding acquired
 in-process research and development costs and amortization
 of purchased intangible assets                                              $ 0.10             $ 0.08          $ 0.08
Diluted net income (loss) per share excluding acquired
 in-process research and development costs                                  $ (0.01)            $ 0.08          $ 0.04
Diluted net loss per share                                                  $ (0.52)            $ 0.08          $ 0.04

Shares used in computing loss per share amounts                              43,118             38,470          38,470
Shares used in computing income per share amounts                            46,250             40,956          40,956


Note - The sum of diluted net income per share amounts presented on a quarterly basis will not equal the nine month or fiscal year periods because, as required by FAS 128 in loss periods, the assumed conversion of certain securities would have an antidilutive effect on the income per share amounts.

-----------------------------------------------------------------
FISCAL YEAR 1998
QUARTERLY EFFECT
-----------------------------------------------------------------
                                                                     MARCH 31,         MARCH 31,      DECEMBER 31,  DECEMBER 31,
                                                                       1998              1998            1997          1997
                                                                   -------------   -------------   -------------   -------------
                                                                   (unaudited)       (unaudited)    (unaudited)     (unaudited)
                                                                    previously        restated       previously      restated
                                                                     reported                        reported
Total revenues                                                         $ 20,150        $ 20,150        $ 18,509       $ 18,509

Costs and expenses                                                       15,198          15,198          14,109         14,109
                                                                   -------------   -------------   -------------   ------------
Income from operations excluding acquired in-process
 research and development costs and amortization of
 purchased intangible assets                                              4,952           4,952           4,400          4,400
Amortization of purchased intangible assets                                 193           1,584             193          1,584
                                                                   -------------   -------------   -------------   ------------
Income from operations excluding acquired in-process
 research and development costs                                           4,759           3,368           4,207          2,816
Acquired in-process research and development costs                            -               -               -              -
                                                                   -------------   -------------   -------------   ------------
Income (loss) from operations                                             4,759           3,368           4,207          2,816
Other income, net                                                           231             231             204            204
Income tax expense                                                        1,846           1,846           1,632          1,632
                                                                   -------------   -------------   -------------   ------------
 Net loss                                                               $ 3,144         $ 1,753         $ 2,779        $ 1,388

Diluted net income per share excluding acquired
 in-process research and development costs and amortization
 of purchased intangible assets                                          $ 0.08          $ 0.08          $ 0.07         $ 0.07
Diluted net income (loss) per share excluding acquired
 in-process research and development costs                               $ 0.08          $ 0.04          $ 0.07         $ 0.03
Diluted net loss per share                                               $ 0.08          $ 0.04          $ 0.07         $ 0.03

Shares used in computing loss per share amounts                          37,492          37,492          36,078         36,078
Shares used in computing income per share amounts                        40,010          40,010          40,220         40,220

                                                                     SEPTEMBER 30,  SEPTEMBER 30,      JUNE 30,         JUNE 30,
                                                                        1997             1997           1997             1997
                                                                    --------------  ------------     -----------      ----------
                                                                     (unaudited)      (unaudited)     (unaudited)     (unaudited)
                                                               previously reported    restated    previously reported   restated
Total revenues                                                         $ 12,203        $ 12,203        $ 11,015        $ 11,015

Costs and expenses                                                        9,600           9,600           8,944           8,944
                                                                    --------------  ------------     -----------      ----------
Income from operations excluding acquired in-process
 research and development costs and amortization of
 purchased intangible assets                                              2,603           2,603           2,071           2,071
Amortization of purchased intangible assets                                   -               -               -               -
                                                                    --------------  ------------     -----------      ----------
Income from operations excluding acquired in-process
 research and development costs                                           2,603           2,603           2,071           2,071
Acquired in-process research and development costs                       34,775           6,955               -               -
                                                                    --------------  ------------     -----------      ----------
Income (loss) from operations                                           (32,172)         (4,352)          2,071           2,071
Other income, net                                                           226             226             178             178
Income tax expense                                                        1,048           1,048             832             832
                                                                    --------------  ------------     -----------      ----------
 Net loss                                                             $ (32,994)       $ (5,174)        $ 1,417         $ 1,417

Diluted net income per share excluding acquired
 in-process research and development costs and amortization
 of purchased intangible assets                                          $ 0.05          $ 0.05          $ 0.04          $ 0.04
Diluted net income (loss) per share excluding acquired
 in-process research and development costs                               $ 0.05          $ 0.05          $ 0.04          $ 0.04
Diluted net loss per share                                              $ (1.10)        $ (0.17)         $ 0.04          $ 0.04

Shares used in computing loss per share amounts                          30,002          30,002          28,986          28,986
Shares used in computing income per share amounts                        36,482          36,482          35,134          35,134




Note - The sum of diluted net income per share amounts presented on a quarterly basis will not equal the nine month or fiscal year periods because, as required by FAS 128 in loss periods, the assumed conversion of certain securities would have an antidilutive effect on the income per share amounts.




ANALYSIS OF RESTATED PURCHASE PRICE ALLOCATION


                                           Acquisition      Purchase
Acquired Company / Technology / Assets     Date             Price         IPR&D Costs

United Software (Apsylog)                    9/19/97          $ 38,639        $ 6,955
Innovative Tech Systems                      7/29/98          $ 85,939       $ 18,907
International Software Solutions             9/23/98          $ 15,573        $ 2,959
Total                                                        $ 140,151       $ 28,821

                                         Purchased
                                         Intangible                Amortization
Acquired Company / Technology / Assets   Assets        % of pur.      Period
United Software (Apsylog)                $  31,684        82%         5 years
Innovative Tech Systems                  $  67,032        78%         5 years
International Software Solutions         $  12,614        81%         5 years
Total                                    $ 111,330        79%